                                                              Exhibit 99.906Cert

                    CERTIFICATION PURSUANT TO SECTION 906 OF

                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Nicholas D. Gerber, President and Treasurer of Davis Park Series Trust (the "Registrant"), hereby certify that the Registrant's report on Form N-CSR for the period ended December 31, 2003 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/Nicholas D. Gerber
       ---------------------
       Nicholas D. Gerber
       President and Treasurer

Dated: March 3, 2004